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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    June 6, 2005
                                                    ------------

                                POWER2SHIP, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)

         Nevada                      000-25753                  87-0449667
  -----------------------          --------------               ----------
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

                903 Clint Moore Road, Boca Raton, Florida   33487
              -----------------------------------------    ---------
              (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code      561-998-7557
                                                        ------------

            --------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02     Departure of Directors or Principal Officers.

     On June 6, 2005, the Company accepted a letter of resignation dated May 18, 2005 from Brett Kublin, a member of its board of directors.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     POWER2SHIP, INC.


Date:  June 7, 2005                  By:  /s/ Richard Hersh
                                          -----------------
                                          Richard Hersh,
                                          Chief Executive Officer